INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/18/02 	Barclays Bank PLC

Shares            Price         Amount
570,000  	  $100.00	$570,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.01        N/A		  0.06%             0.33%

     Broker
Barclays Capital, Inc.

Underwriters of Barclays Bank PLC

Underwriters*      	             Principal Amount*
                                      $1,000,000,000

*Principal amount of underwriters were
 not available at time of filing.


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/26/02  	Archer Daniels Midland Co.

Shares            Price         Amount
650,000  	$ 99.26		$645,190

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.13%	            0.77%

Broker
Salomon Smith Barney, Inc.

Underwriters of Archer Daniels Midland Co.

Underwriters                             Principal Amount
Salomon Smith Barney, Inc.                 $ 150,000,000
Banc of America Securities, LLC		     125,500,000
J.P. Morgan Securities, Inc.                 125,500,000
ABN AMRO Inc.                                 16,500,000
Credit Suisse First Boston Corp.              16,500,000
Deutsche Bank Securities, Inc.                16,500,000
Goldman, Sachs & Co.                          16,500,000
HSBC Securities (USA), Inc.		      16,500,000
Merrill Lynch, Pierce, Fenner, & Smith        16,500,000
Total					   $ 500,000,000


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/30/02  	Capital Auto Receivables Asset Trust

Shares            Price         Amount
5,000  	        $ 99.98		$4,999

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.25        N/A 	 0.00%	            0.00%

Broker
Salomon Smith Barney, Inc.

Underwriters of Capital Auto Receivables Asset Trust

Underwriters*                      Principal Amount*
Total                                $589,900,000

*Principal amounts of underwriters not available at time of filing

INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/02/02  	Conoco Phillips

Shares            Price         Amount
375,000	        $ 98.75		$370,313

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.00        N/A 	 0.06%	            0.29%

Broker
Salomon Smith Barney, Inc.

Underwriters of Conoco Phillips


Underwriters*      	             Principal Amount*
                                      $ 600,000,000

*Principal amount of underwriters were
 not available at time of filing.


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/20/02	Household Finance Corp.

Shares            Price         Amount
455,000   	  $99.37	$452,134

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.05%	           0.23%

Broker
Lehman Brothers, Inc.

Underwriters of Household Finance Corp.

Underwriters     	             Principal Amount
J.P. Morgan Securities, Inc.               $ 280,900,000
Lehman Brothers, Inc. 			     280,800,000
Morgan Stanley & Co., Inc.                   280,800,000
ABN AMRO, Inc.                                22,500,000
Banc of America Securities, LLC               22,500,000
Banc One Capital Markets, Inc.     	      22,500,000
BNP Paribas Securities Corp.                  22,500,000
Credit Suisse First Boston Corp.              22,500,000
Deutsche Bank Securities, Inc.                22,500,000
UBS Warburg LLC                               22,500,000
Total				          $1,000,000,000


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/21/02        Washington Mutual

Shares            Price         Amount
585,000   	  $99.52	$582,192

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.35        N/A 	 0.08%	           0.28%

Broker
Lehman Brothers, Inc.

Underwriters of Washington Mutual

Underwriters           	                 Principal Amount
J.P. Morgan Securities, Inc.               $ 200,000,000
Lehman Brothers, Inc. 			     200,000,000
Morgan Stanley & Co., Inc.                   200,000,000
ABN AMRO, Inc.                                30,000,000
Bear, Stearns & Co., Inc.                     30,000,000
BNY Capital Markets, Inc.       	      30,000,000
Wachovia Securities, Inc.                     30,000,000
Keefe, Bruyette & Woods, Inc                  20,000,000
The Williams Capital Group, L.P.              10,000,000
Total					   $ 750,000,000

INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/10/02	Florida Power and Light

Shares            Price         Amount
785,000  	  $100.00	$785,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.65        N/A 	 0.20%	           0.44%

Brokers
JPMorgan Securities, Inc. and Salomon Smith Barney, Inc.

Underwriters of Florida Power and Light

Underwriters                             Principal Amount
J.P. Morgan Securities, Inc.               $ 140,000,000
Salomon Smith Barney 			     140,000,000
Wachovia Securities, Inc.                     36,000,000
Banc of America Securities LLC                36,000,000
Banc One Capital Markets, Inc.     	      16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.   16,000,000
Suntrust Capital Markets                      16,000,000
Total					   $ 400,000,000


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	General Electric Co.

Shares            Price         Amount
325,000  	  $99.63	$323,798

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.43        N/A 	 0.01%	           0.02%

Brokers
Lehman Brothers, Inc., Morgan Stanley & Co., Inc.
and Salomon Smith Barney

Underwriters of General Electric Co.

Underwriters*                       Principal Amount*
Total                                $5,000,000,000

*Principal amounts of underwriters were not available at time of filing.

INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/31/03	National Rural Utiliites

Shares            Price         Amount
910,000  	  $99.64	$906,742

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.60        N/A 	 0.18%	           0.95%

Brokers
ABN Amro, Inc., Banc of America Securities LLC,
J.P. Morgan Securities, Inc., and Lehman Brothers, Inc.

Underwriters of National Rural Utilities

Underwriters                                 Principal Amount
ABN AMRO, Inc.                                 $100,000,000
Banc of America Securities LLC			100,000,000
J.P. Morgan Securities, Inc.                    100,000,000
Lehman Brothers, Inc. 			        100,000,000
Credit Lyonnais Securities 			 18,750,000
Scotia Capital, Inc.                             18,750,000
UBS Warburg                                      18,750,000
Banc One Capital Markets                          7,292,000
BMO Nesbitt Burns, Inc.				  7,292,000
Comerica Securities				  7,292,000
Mizuho International PLC                          7,292,000
PNC Capital Markets                               7,292,000
TD Securities                                     7,290,000
Total			                       $500,000,000


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Boeing Co.

Shares            Price         Amount
520,000   	 $99.46 	$517,182

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.09%	           0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters                             Principal Amount
Credit Suisse First Boston Corp.	   $140,000,000
Deutsche Bank Securities, Inc.		    140,000,000
J.P. Morgan Securities, Inc.                140,000,000
Banc of America Securities LLC		     10,200,000
Banc One Capital Markets                     10,200,000
Barclays Capital			     10,200,000
BNP Paribas				     10,200,000
Credit Lyonnais Securities 		     10,200,000
Merrill Lynch, Pierce Fenner & Smith, Inc.   10,200,000
Morgan Stanley                               10,200,000
Salomon Smith Barney			     10,200,000
UBS Warburg LLC                              10,200,000
Wachovia Securities, Inc.                    10,200,000
ABN AMRO, Inc.                                5,200,000
Bayerische Landesbank (US)                    5,200,000
BBVA Securities, Inc.                         5,200,000
BNY Capital Markets                           5,200,000
Daiwa Securities SMBC                         5,200,000
McDonald Investments, Inc.                    5,200,000
Mitsubishi Trust International                5,200,000
Mizuho International PLC                      5,200,000
PNC Capital Markets                           5,200,000
RBC Dominion Securities                       5,200,000
Royal Bank of Scotland PLC                    5,200,000
SG Cowen Securities Corp.                     5,200,000
Standard Chartered Bank                       5,200,000
Tokyo-Mitsubishi International PLC            5,200,000
US Bancorp Piper Jaffray                      5,200,000
Total					   $600,000,000

INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Goldman Sachs Group, Inc.

Shares            Price         Amount
570,000   	 $100.00	$570,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.03%	           0.15%

Broker
Goldman Sachs and Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters                             Principal Amount
Goldman Sachs and Co.                    $1,600,000,000
ABN AMRO, Inc.                               16,000,000
Banc of America Securities LLC		     16,000,000
Banc One Capital Markets                     16,000,000
Banco Santander Central Hispano, S.A.        16,000,000
Bank Brussels Lambert S.A.                   16,000,000
BNP Paribas                                  16,000,000
BNY Capital Markets, Inc.                    16,000,000
Commerzbank Capital Markets Corp.            16,000,000
Credit Agricole Indosuez   		     16,000,000
Credit Lyonnais Securities 	             16,000,000
Daiwa Securities SMBC                        16,000,000
Danske Bank Securities, Inc.                 16,000,000
Deutsche Bank Securites, Inc.                16,000,000
DZ Bank AG                                   16,000,000
Fleet Securities, Inc.                       16,000,000
Edward D. Jones & Co.                        16,000,000
J.P. Morgan Securities, Inc.                 16,000,000
Loop Capital Markets, LLC                    16,000,000
McDonald Investments, Inc.                   16,000,000
Ormes Capital Markets, Inc.                  16,000,000
Salomon Smith Barney, Inc.                   16,000,000
Suntrust Capital Markets, Inc.               16,000,000
The Royal Bank of Scotland PLC               16,000,000
Tokyo-Mitsubishi International PLC           16,000,000
Wachovia Securities, Inc.                    16,000,000
Total                                    $2,000,000,000